Unit-Based Compensation Plans	12 Months Ended
Dec. 31, 2015
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Unit-Based Compensation Plans
UNIT-BASED COMPENSATION PLANS:
We, ETP, Sunoco Logistics and Sunoco LP have issued equity incentive plans for employees, officers and directors, which provide for various types of awards, including options to purchase Common Units, restricted units, phantom units, distribution equivalent rights (“DERs”), common unit appreciation rights, cash restricted units and other unit-based awards.
ETE Long-Term Incentive Plan
The Board of Directors or the Compensation Committee of the board of directors of the our General Partner (the “Compensation Committee”) may from time to time grant additional awards to employees, directors and consultants of ETE’s general partner and its affiliates who perform services for ETE. The plan provides for the following types of awards: restricted units, phantom units, unit options, unit appreciation rights and distribution equivalent rights. The number of additional units that may be delivered pursuant to these awards is limited to 12,000,000 units. As of December 31, 2015, 11,367,454 units remain available to be awarded under the plan.
On December 23, 2013, ETE and Mr. Welch entered a Class D Unit Agreement providing for the issuance to Mr. Welch of an aggregate of 3,080,000 Class D Units of ETE. Under the terms of the Class D Unit Agreement, as amended, 30% of the Class D Units converted to ETE common units on a one-for-one basis on March 31, 2015, 35% were scheduled to convert to ETE common units on a one-for-one-basis on March 31, 2018, and the remaining 35% were scheduled to convert to ETE common units on a one-for-one basis on March 31, 2020, subject in each case to (i) Mr. Welch being in Good Standing with ETE (as defined in the Class D Unit Agreement) and (ii) there being a sufficient amount of gain available (based on the ETE partnership agreement) to be allocated to the Class D Units being converted so as to cause the capital account of each such unit to equal the capital account of an ETE Common Unit on the conversion date.
Per the terms of the Class D Unit Agreement, 924,000 units converted to ETE common units on a one-for-one basis March 31, 2015. In connection with Mr. Welch’s replacement as Group Chief Financial Officer and Head of Business Development of our General Partner and his termination of employment by an affiliate of ETE, any future conversion of the Class D Units is the subject of on-going discussions between ETE and Mr. Welch in connection with his separation from employment. As of this date, it is ETE’s current position that as a result of Mr. Welch’s termination, the unconverted Class D units are not eligible to be converted.
During 2015, no ETE unit awards were granted to ETE employees and 12,748 ETE units were granted to non-employee directors. Under our equity incentive plans, our non-employee directors each receive grants that vest 60% in three years and 40% in five years and do not entitle the holders to receive distributions during the vesting period.
During 2015, a total of 26,244 ETE Common Units vested, with a total fair value of $0.8 million as of the vesting date. As of December 31, 2015, excluding Class D units, a total of 56,096 restricted units granted to ETE employees and directors remain outstanding, for which we expect to recognize a total of less than $1 million in compensation over a weighted average period of 2.7 years.
ETP Unit-Based Compensation Plans
Unit-Based Compensation Plan
ETP has issued equity incentive plans for employees, officers and directors, which provide for various types of awards, including options to purchase ETP Common Units, restricted units, phantom units, distribution equivalent rights (“DERs”), Common Unit appreciation rights, and other unit-based awards. As of December 31, 2015, an aggregate total of 5.3 million ETP Common Units remain available to be awarded under ETP’s equity incentive plans.
Restricted Units
ETP has granted restricted unit awards to employees that vest over a specified time period, typically a five-year service vesting requirement, with vesting based on continued employment as of each applicable vesting date. Upon vesting, ETP Common Units are issued. These unit awards entitle the recipients of the unit awards to receive, with respect to each ETP Common Unit subject to such award that has not either vested or been forfeited, a cash payment equal to each cash distribution per ETP Common Unit made by ETP on its Common Units promptly following each such distribution by ETP to its Unitholders. We refer to these rights as “distribution equivalent rights.” Under ETP’s equity incentive plans, ETP’s non-employee directors each receive grants with a five-year service vesting requirement.
The following table shows the activity of the ETP awards granted to employees and non-employee directors:

	Number of ETP Units	Weighted Average Grant-Date Fair Value Per ETP Unit
Unvested awards as of December 31, 2014	3.5	$53.83
Awards granted	2.1	35.21
Awards vested	(1.2)	48.67
Awards forfeited	(0.4)	55.44
Conversion of RGP unit awards to ETP unit awards	0.8	58.88
Unvested awards as of December 31, 2015	4.8	47.61

During the years ended December 31, 2015, 2014, and 2013, the weighted average grant-date fair value per unit award granted was $35.21, $60.85 and $50.54, respectively. The total fair value of awards vested was $49 million, $26 million and $29 million, respectively, based on the market price of ETP Common Units as of the vesting date. As of December 31, 2015, a total of 4.8 million unit awards remain unvested, for which ETP expects to recognize a total of $147 million in compensation expense over a weighted average period of 2.1 years.
Cash Restricted Units
ETP has also granted cash restricted units, which vest 100% at the end of the third year of service. A cash restricted unit entitles the award recipient to receive cash equal to the market value of one ETP Common Unit upon vesting.
As of December 31, 2015, a total of 0.6 million unvested cash restricted units were outstanding.
Based on the trading price of ETP Common Units at December 31, 2015, ETP expects to recognize $7 million of unit-based compensation expense related to non-vested cash restricted units over a period of 1.3 years.
Sunoco Logistics Unit-Based Compensation Plan
Sunoco Logistics’ general partner has a long-term incentive plan for employees and directors, which permits the grant of restricted units and unit options of Sunoco Logistics. As of December 31, 2015, a total of 2.5 million Sunoco Logistics restricted units were outstanding for which Sunoco Logistics expects to recognize $52 million of expense over a weighted-average period of 3.0 years.
Sunoco LP Unit-Based Compensation Plan
Sunoco LP’s general partner has a long-term incentive plan for employees and directors, which permits the grant of restricted units and unit options of Sunoco LP. As of December 31, 2015, a total of 1.1 million Sunoco LP restricted units were outstanding for which Sunoco LP expects to recognize $40 million of expense over a weighted-average period of 3.3 years.